UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2014

CATALENT PHARMA SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-147871	13-3523163
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

14 Schoolhouse Road Somerset, New Jersey		08873
(Address of registrant’s principal executive office)		(Zip code)

(732) 537-6200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

The board of directors of Catalent, Inc. (f/k/a PTS Holdings, Inc.) (“Catalent”), the indirect parent of Catalent Pharma Solutions, Inc. (the “Company”), has awarded Matthew Walsh, the Company’s Executive Vice President and Chief Financial Officer, an additional 420 restricted stock units (the “RSUs”) in accordance with and pursuant to the terms of the 2007 PTS Holdings Corp. Stock Incentive Plan, as amended from time to time.

Subject to Mr. Walsh’s continued employment, 100% of the RSUs will vest on May 7, 2016 (the “Vesting Date”). In the event of a Change of Control, subject to Mr. Walsh’s continued employment, all unvested RSUs will become fully vested as of the Change of Control (the date of such Change of Control, the “CoC Vesting Date”). In the event of any termination of Mr. Walsh’s employment, all unvested RSUs which remain outstanding will immediately be forfeited without consideration as of the termination date. All vested RSUs will be settled on the Vesting Date or the CoC Vesting Date, as applicable, but in no event later than the 30th day following such date.

The shares of Catalent common stock acquired by Mr. Walsh following settlement of the RSUs will be subject to the terms of the amended and restated management equity subscription agreement previously entered into by Mr. Walsh, which material terms are described on page 122 of the Company’s Annual Report on Form 10-K filed with the SEC on September 10, 2013 (the “Form 10-K”). In addition, such shares issued upon settlement of the RSUs will be subject to Catalent’s securityholders agreement, the material terms of which are described on pages 122 and 136 of the Form 10-K. These documents generally govern Mr. Walsh’s rights with respect to shares of Catalent common stock acquired by him.

This summary does not purport to be complete and is qualified by the terms of the Form of Restricted Stock Unit Agreement that is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following Exhibit is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

10.1	Form of Restricted Stock Unit Agreement (Matthew Walsh) approved May 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Catalent Pharma Solutions, Inc.
(Registrant)

By:	/s/ Samrat S. Khichi
Name:	Samrat S. Khichi, Esq.
Title:	Senior Vice President, Chief Administrative Officer, General Counsel and Secretary

Dated: May 13, 2014

EXHIBIT LIST

Exhibit No.	Description

10.1	Form of Restricted Stock Unit Agreement (Matthew Walsh) approved May 2014.

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